EXHIBIT 10.1

NOTICE OF CHANGE OF AUDITOR

Pursuant to National Instrument 51-102

TO:	MANNING ELLIOTT LLP, Chartered Professional Accountants
TO:	DELOITTE LLP, Chartered Professional Accountants
TO:	Toronto Stock Exchange British Columbia Securities Commission
Alberta Securities Commission

Financial and Consumer Affairs Authority of Saskatchewan

Manitoba Securities Commission

Ontario Securities Commission

New Brunswick Financial and Consumer Services Commission

Nova Scotia Securities Commission Office of Superintendent of Securities of Prince

Edward Island Office of the Superintendent of Securities of Newfoundland and Labrador

Notice is hereby given, pursuant to section 4.11 of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”), of a change of auditor of Avino Silver & Gold Mines Ltd. (the “Company”).

(1) At the request of the Company, Manning Elliott LLP, Chartered Professional Accountants (the “Former Auditor”) has resigned as auditor of the Company effective August 8, 2022.

(2) The audit committee of the board of directors of the Company (the “Audit Committee”) has considered the Former Auditor’s resignation and has recommended that Deloitte LLP, Chartered Professional Accountants (the “New Auditor”) be appointed to fill the vacancy in the office of auditor created by the resignation of the Former Auditor until the next annual meeting of shareholders of the Company.

(3) The Board of Directors of the Company has considered and acknowledged the Former Auditor’s resignation and on recommendation of the Audit Committee, has appointed the New Auditor as auditor of the Company to hold office until the next annual meeting of shareholders of the Company.

(4) The Former Auditor has not expressed any modified opinions in the Former Auditor’s reports on the financial statements of the Company for the two most recently completed financial years and ending on the date of the resignation of the Former Auditor.

(5) In the opinion of the Audit Committee and the Board of Directors of the Company, there are no reportable events, as such term is defined in subparagraph 4.11(1) of NI 51-102.

DATED August 10, 2022

AVINO SILVER & GOLD MINES LTD.

“David Wolfin”
David Wolfin
President